                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - D


                         MONTHLY SERVICER'S CERTIFICATE




       Accounting Date:                                      August 31, 2001
                                                    -------------------------
       Determination Date:                                 September 7, 2001
                                                    -------------------------
       Distribution Date:                                 September 17, 2001
                                                    -------------------------
       Monthly Period Ending:                                August 31, 2001
                                                    -------------------------


       This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of November 1, 1998, among Arcadia Automobile Receivables Trust, 1998-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and "AFL", as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meanings assigned them in the Sale and Servicing Agreement.

       Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.   Collection  Account  Summary

     Available Funds:
                Payments Received                                                     $3,156,490.32
                Liquidation Proceeds (excluding Purchase Amounts)                       $207,674.19
                Current Monthly Advances                                                 $51,612.87
                Amount of withdrawal, if any, from the Spread Account                         $0.00
                Monthly Advance Recoveries                                              ($59,468.13)
                Purchase Amounts-Warranty and Administrative Receivables                      $0.00
                Purchase Amounts - Liquidated Receivables                                     $0.00
                Income from investment of funds in Trust Accounts                         $7,828.46
                                                                                   -----------------
     Total Available Funds                                                                                  $3,364,137.71
                                                                                                         =================

     Amounts Payable on Distribution Date:
                Reimbursement of Monthly Advances                                             $0.00
                Backup Servicer Fee                                                           $0.00
                Basic Servicing Fee                                                      $67,990.47
                Trustee and other fees                                                        $0.00
                Class A-1  Interest Distributable Amount                                      $0.00
                Class A-2  Interest Distributable Amount                                      $0.00
                Class A-3  Interest Distributable Amount                                $157,737.88
                Class A-4  Interest Distributable Amount                                $153,658.46
                Noteholders' Principal Distributable Amount                           $2,916,710.91
                Amounts owing and not paid to Security Insurer under
                                  Insurance Agreement                                         $0.00
                Supplemental Servicing Fees (not otherwise paid to Servicer)                  $0.00
                Spread Account Deposit                                                   $68,039.99
                                                                                   -----------------
     Total Amounts Payable on Distribution Date                                                             $3,364,137.71
                                                                                                         =================


                                 Page 1 (1998-D)

II.   Available  Funds

      Collected Funds (see V)
                                      Payments Received                                     $3,156,490.32
                                      Liquidation Proceeds (excluding
                                         Purchase Amounts)                                    $207,674.19            $3,364,164.51
                                                                                        ------------------

      Purchase Amounts                                                                                                       $0.00

      Monthly Advances
                                      Monthly Advances - current Monthly Period (net)          ($7,855.26)
                                      Monthly Advances - Outstanding Monthly Advances
                                         not otherwise reimbursed to the Servicer                   $0.00               ($7,855.26)
                                                                                        ------------------

      Income from investment of funds in Trust Accounts                                                                  $7,828.46
                                                                                                                  -----------------

      Available Funds                                                                                                $3,364,137.71
                                                                                                                  =================

III.  Amounts  Payable  on  Distribution  Date

          (i)(a)    Taxes due and unpaid with respect to the Trust
                    (not otherwise paid by AFL or the Servicer)                                                              $0.00

          (i)(b)    Outstanding Monthly Advances (not otherwise reimbursed
                    to Servicer and to be reimbursed on the Distribution Date)                                               $0.00

          (i)(c)    Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                          $0.00

          (ii)      Accrued and unpaid fees (not otherwise paid by AFL or the Servicer):
                                      Owner Trustee                                                 $0.00
                                      Administrator                                                 $0.00
                                      Indenture Trustee                                             $0.00
                                      Indenture Collateral Agent                                    $0.00
                                      Lockbox Bank                                                  $0.00
                                      Custodian                                                     $0.00
                                      Backup Servicer                                               $0.00
                                      Collateral Agent                                              $0.00                    $0.00
                                                                                        ------------------

          (iii)(a)  Basic Servicing Fee (not otherwise paid to Servicer)                                                $67,990.47

          (iii)(b)  Supplemental Servicing Fees (not otherwise paid to Servicer)                                             $0.00

          (iii)(c)  Servicer reimbursements for mistaken deposits or postings of checks
                    returned for insufficient funds (not otherwise reimbursed to Servicer)                                   $0.00

          (iv)      Class A-1  Interest Distributable Amount                                                                 $0.00
                    Class A-2  Interest Distributable Amount                                                                 $0.00
                    Class A-3  Interest Distributable Amount                                                           $157,737.88
                    Class A-4  Interest Distributable Amount                                                           $153,658.46

          (v)       Noteholders' Principal Distributable Amount
                                      Payable to Class A-1 Noteholders                                                       $0.00
                                      Payable to Class A-2 Noteholders                                                       $0.00
                                      Payable to Class A-3 Noteholders                                               $1,458,355.46
                                      Payable to Class A-4 Noteholders                                               $1,458,355.45

          (vii)     Unpaid principal balance of the Class A-1 Notes after deposit to the Note Distribution Account of any funds in the Class A-1
                    Holdback Subaccount
                    (applies only on the Class A-1 Final Scheduled Distribution Date)                                        $0.00

          (ix)      Amounts owing and not paid to the Security Insurer under Insurance Agreement                             $0.00
                                                                                                                  -----------------

                    Total amounts payable on Distribution Date                                                       $3,296,097.72
                                                                                                                  =================


                                 Page 2 (1998-D)

IV.    Calculation  of  Credit  Enhancement  Fee ("Spread Account Deposit"); withdrawal from
       Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
       Class A-1 Maturity Shortfall

       Spread Account deposit:

                     Amount of excess, if any, of Available Funds
                     over total amounts payable (or amount of such
                     excess up to the Spread Account Maximum Amount)                                                    $68,039.99

       Reserve Account Withdrawal on any Determination Date:

                     Amount of excess, if any, of total amounts payable over
                     Available Funds (excluding amounts payable under item
                     (vii) of Section III)                                                                                   $0.00

                     Amount available for withdrawal from the Reserve Account
                     (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve
                     Account and the Requisite Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any
                     withdrawals from or deposits to the Reserve Account in
                     respect
                     of transfers of Subsequent Receivables)                                                                 $0.00

                     (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture
                     Trustee from the Reserve Account (excluding the Class A-1
                     Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                     Amount of withdrawal, if any, from the Reserve Account                                                  $0.00

       Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution
       Date:

                     Amount by which (a) the remaining principal balance of
                     the Class A-1 Notes exceeds (b) Available Funds after payment
                     of amounts set forth in item (v) of Section III                                                         $0.00

                     Amount available in the Class A-1 Holdback Subaccount                                                   $0.00

                     (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                      of Section III) shall be withdrawn by the Indenture
                     Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1
                     Holdback Subaccount, and deposited in the Note Distribution
                     Account for payment to the Class A-1 Noteholders)

                     Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                    $0.00

       Deficiency Claim Amount:

                     Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1
                     Holdback Subaccount and Available Funds                                                                 $0.00

                     (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal
                     balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

       Pre-Funding Account Shortfall:

                     Amount of excess, if any, on the Distribution Date on or
                     immediately following the end of the Funding Period, of (a)
                     the sum of the Class A-1 Prepayment Amount, the Class A-2
                     Prepayment Amount, the Class A-3 Prepayment Amount, the Class
                     A-4 Prepayment Amount, over, (b) the amount on deposit in the
                     Pre-Funding Account                                                                                     $0.00


       Class A-1 Maturity Shortfall:

                     Amount of excess, if any, on the Class A-1 Final Scheduled
                     Distribution Date, of (a) the unpaid principal balance of the
                     Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of
                     Section III or pursuant to a withdrawal from the Class A-1
                     Holdback Subaccount.                                                                                    $0.00

       (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall
       exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer,
       the Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1 Maturity Shortfall.)


                                 Page 3 (1998-D)

V.     Collected Funds

       Payments Received:
              Supplemental Servicing Fees                                                      $0.00
              Amount allocable to interest                                               $916,247.75
              Amount allocable to principal                                            $2,240,242.57
              Amount allocable to Insurance Add-On Amounts                                     $0.00
              Amount allocable to Outstanding Monthly Advances
                (reimbursed to the Servicer prior to deposit
                in the Collection Account)                                                     $0.00
                                                                                    -----------------

      Total Payments Received                                                                                        $3,156,490.32

      Liquidation Proceeds:
              Gross amount realized with respect to Liquidated Receivables               $224,749.19

              Less: (i) reasonable expenses incurred by Servicer
                in connection with the collection of such Liquidated
                Receivables and the repossession and disposition
                of the related Financed Vehicles and (ii) amounts
                required to be refunded to Obligors on such Liquidated Receivables       ($17,075.00)
                                                                                    -----------------

      Net Liquidation Proceeds                                                                                         $207,674.19

      Allocation of Liquidation Proceeds:
              Supplemental Servicing Fees                                                      $0.00
              Amount allocable to interest                                                     $0.00
              Amount allocable to principal                                                    $0.00
              Amount allocable to Insurance Add-On Amounts                                     $0.00
              Amount allocable to Outstanding Monthly Advances
                (reimbursed to the Servicer prior to deposit
                in the Collection Account)                                                     $0.00                         $0.00
                                                                                    -----------------             -----------------

      Total Collected Funds                                                                                          $3,364,164.51
                                                                                                                  =================

VI.   Purchase Amounts Deposited in Collection Account

      Purchase Amounts - Warranty Receivables                                                                                $0.00
              Amount allocable to interest                                                     $0.00
              Amount allocable to principal                                                    $0.00
              Amount allocable to Outstanding Monthly Advances
                (reimbursed to the Servicer prior to deposit
                in the Collection Account)                                                     $0.00

      Purchase Amounts - Administrative Receivables                                                                          $0.00
              Amount allocable to interest                                                     $0.00
              Amount allocable to principal                                                    $0.00
              Amount allocable to Outstanding Monthly Advances (reimbursed to the
                 Servicer prior to deposit in the Collection Account)                          $0.00
                                                                                    -----------------

      Total Purchase Amounts                                                                                                 $0.00
                                                                                                                  =================

VII.  Reimbursement of Outstanding Monthly Advances

      Outstanding Monthly Advances                                                                                     $109,367.28

      Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
              Payments received from Obligors                                            ($59,468.13)
              Liquidation Proceeds                                                             $0.00
              Purchase Amounts - Warranty Receivables                                          $0.00
              Purchase Amounts - Administrative Receivables                                    $0.00
                                                                                    -----------------

      Outstanding Monthly Advances to be netted against Monthly
         Advances for the current Monthly Period                                                                       ($59,468.13)

      Outstanding Monthly Advances to be reimbursed out of
         Available Funds on the Distribution Date                                                                      ($59,468.13)

      Remaining Outstanding Monthly Advances                                                                            $49,899.15

      Monthly Advances - current Monthly Period                                                                         $51,612.87
                                                                                                                  -----------------

      Outstanding Monthly Advances - immediately following the Distribution Date                                       $101,512.02
                                                                                                                  =================



                                 Page 4 (1998-D)

VIII.      Calculation  of  Interest  and  Principal  Payments

           A.  Calculation  of  Principal  Distribution  Amount

                     Payments received allocable to principal                                                        $2,240,242.57
                     Aggregate of Principal Balances as of the Accounting Date of all
                        Receivables that became Liquidated Receivables
                        during the Monthly Period                                                                      $676,468.34
                     Purchase Amounts - Warranty Receivables allocable to principal                                          $0.00
                     Purchase Amounts - Administrative Receivables allocable to principal                                    $0.00
                     Amounts withdrawn from the Pre-Funding Account                                                          $0.00
                     Cram Down Losses                                                                                        $0.00
                                                                                                                  -----------------

                     Principal Distribution Amount                                                                   $2,916,710.91
                                                                                                                  =================

           B.  Calculation of Class A-1 Interest Distributable Amount

                     Class A-1 Monthly Interest Distributable Amount:

                     Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                        of principal to Class A-1 Noteholders on such Distribution Date)             $0.00

                     Multiplied by the Class A-1 Interest Rate                                      5.4820%

                     Multiplied by actual days in the period or in the case of the first
                     Distribution Date, by 26/360                                               0.08333333                   $0.00
                                                                                         ------------------

                     Plus any unpaid Class A-1 Interest Carryover Shortfall                                                     --
                                                                                                                  -----------------

                     Class A-1 Interest Distributable Amount                                                                 $0.00
                                                                                                                  =================

           C.  Calculation of Class A-2 Interest Distributable Amount

                     Class A-2 Monthly Interest Distributable Amount:

                     Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                        of principal to Class A-2 Noteholders on such Distribution Date)             $0.00

                     Multiplied by the Class A-2 Interest Rate                                       5.564%

                     Multiplied by actual days in the period or in the case of the first
                     Distribution Date, by 26/360                                               0.08333333                   $0.00
                                                                                         ------------------

                     Plus any unpaid Class A-2 Interest Carryover Shortfall                                                     --
                                                                                                                  -----------------

                     Class A-2 Interest Distributable Amount                                                                 $0.00
                                                                                                                  =================

           D.  Calculation of Class A-3 Interest Distributable Amount

                     Class A-3 Monthly Interest Distributable Amount:

                     Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                        of principal to Class A-3 Noteholders on such Distribution Date)    $32,635,424.46

                     Multiplied by the Class A-3 Interest Rate                                       5.800%

                     Multiplied by 1/12 or in the case of the first Distribution
                     Date, by 26/360                                                            0.08333333             $157,737.88
                                                                                         ------------------

                     Plus any unpaid Class A-3 Interest Carryover Shortfall                                                  $0.00
                                                                                                                  -----------------

                     Class A-3 Interest Distributable Amount                                                           $157,737.88
                                                                                                                  =================

           E.  Calculation of Class A-4 Interest Distributable Amount

                     Class A-4 Monthly Interest Distributable Amount:

                     Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                        of principal to Class A-4 Noteholders on such Distribution Date)    $32,635,424.66

                     Multiplied by the Class A-4 Interest Rate                                       5.650%

                     Multiplied by 1/12 or in the case of the first Distribution
                     Date, by 26/360                                                            0.08333333             $153,658.46
                                                                                         ------------------

                     Plus any unpaid Class A-4 Interest Carryover Shortfall                                                  $0.00
                                                                                                                  -----------------

                     Class A-4 Interest Distributable Amount                                                           $153,658.46
                                                                                                                  =================


                                 Page 5 (1998-D)

           G.  Calculation of Noteholders' Interest Distributable Amount

                     Class A-1 Interest Distributable Amount                                          $0.00
                     Class A-2 Interest Distributable Amount                                          $0.00
                     Class A-3 Interest Distributable Amount                                    $157,737.88
                     Class A-4 Interest Distributable Amount                                    $153,658.46

                     Noteholders' Interest Distributable Amount                                                        $311,396.34
                                                                                                                  =================

           H.  Calculation of Noteholders' Principal Distributable Amount:

                     Noteholders' Monthly Principal Distributable Amount:

                     Principal Distribution Amount                                            $2,916,710.91

                     The Class A-4 Notes will be entitled to receive 50.00% of the
                     Principal Distributable Amount on each Distribution Date. The
                     Class A-1, Class A-2 Notes, and Class A-3 Notes are
                     "sequential pay" classes which collectively will receive 50.00%
                     of the Principal Distribution Amount on each Distribution Date, first to the principal balance of the Class A-1 Notes until such principal balance is reduced to zero, and then to the principal balance of the Class A-2 Notes until such principal balance is reduced to zero, and then to the principal balance of the Class
                     A-3 Notes until such principal balance is reduced to zero.                                      $2,916,710.91

                     Unpaid Noteholders' Principal Carryover Shortfall                                                       $0.00
                                                                                                                  -----------------

                     Noteholders' Principal Distributable Amount                                                     $2,916,710.91
                                                                                                                  =================

           I.  Application of Noteholders' Principal Distribution Amount:

                     Amount of Noteholders' Principal Distributable Amount payable to Class
                     A-1 Notes, Class A-2 Notes, or Class A-3 Notes (see item H above)                50.00%         $1,458,355.46
                                                                                           -----------------      =================


                     Amount of Noteholders' Principal Distributable Amount payable to Class
                     A-4 Notes                                                                        50.00%         $1,458,355.45
                                                                                           -----------------      =================


               IX.   Pre-Funding Account

                     A.  Withdrawals from Pre-Funding Account:

                     Amount on deposit in the  Pre-Funding Account as of the preceding
                        Distribution Date or, in the case of the first Distribution Date,
                        as of the Closing Date                                                                               $1.55
                                                                                                                  -----------------
                                                                                                                             $1.55
                                                                                                                  =================

                     Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date (an amount equal to (a) $0
                        (the aggregate Principal Balance of Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to
                        $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after giving effect to transfer of Subsequent Receivables
                        over (ii) $0))                                                                                       $0.00

                     Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the January 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
                        Pre-Funding Account has been reduced to $100,000 or less as
                        of the Distribution Date (see B below)                                                               $0.00
                                                                                                                  -----------------

                     Amount remaining on deposit in the Pre-Funding Account after
                        Distribution Date
                                                                                                      $1.55
                                                                                           -----------------
                                                                                                                             $1.55
                                                                                                                  =================

                     B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

                     Amount withdrawn from the Pre-Funding Account as a result of the
                        Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the
                        Funding Period.                                                                                      $0.00


                                 Page 6 (1998-D)

               X.    Reserve Account

                     Requisite Reserve Amount:

                     Portion of Requisite Reserve Amount calculated with respect to the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes,
                        Class A-4 Notes,

                                     Product of (x) weighted average of the Class A-1, A-2,
                                     A-3, and A-4 Interest Rates (based on outstanding Class
                                     A-1, A-2, A-3, and A-4 principal balances), divided by 360        5.7250%
                                     (y) (the Pre-Funded Amount on such Distribution Date)               0.00
                                     (z) (the number of days until the January 1999
                                          Distribution Date)                                             0.00
                                                                                                                             $0.00
                                     Less the product of (x) 2.5% divided by 360,                       2.500%
                                     (y) the Pre-Funded Amount on such Distribution Date and,            0.00
                                     (z) (the number of days until the January 1999
                                         Distribution Date)                                              0.00                $0.00
                                                                                                                  -----------------

                     Requisite Reserve Amount                                                                                $0.00
                                                                                                                  =================

                     Amount on deposit in the Reserve Account (other than the Class A-1
                        Holdback Subaccount) as of the preceding Distribution Date or, in the case of the first
                        Distribution Date, as of the Closing Date                                                            $0.00

                     Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
                        Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
                        from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                      $0.00

                     Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1 Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture
                        Trustee from amounts withdrawn from the Pre-Funding Account in respect of transfers
                        of Subsequent Receivables)                                                                           $0.00

                     Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
                        to cover the excess, if any, of total amount payable over Available Funds (see IV above)             $0.00
                                                                                                                  -----------------

                     Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
                        Subaccount) after the Distribution Date                                                              $0.00
                                                                                                                  =================

                XI.  Class A-1 Holdback Subaccount:

                     Class A-1 Holdback Amount:

                     Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,         $0.00

                     Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the
                        Original Pool Balance after giving effect to the transfer of
                        Subsequent Receivables on the Distribution Date or on a Subsequent
                        Transfer Date preceding the Distribution Date))                                                      $0.00

                     Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
                        a Class A-1 Maturity Shortfall (see IV above)                                                        $0.00

                     Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
                        Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
                        withdrawal to be released by the Indenture Trustee)                                                  $0.00
                                                                                                                  -----------------

                     Class A-1 Holdback Subaccount immediately following the Distribution Date                               $0.00
                                                                                                                  =================

                XII. Calculation of Servicing Fees

                     Aggregate Principal Balance as of the first day of the
                       Monthly Period                                        $65,270,847.57
                     Multiplied by Basic Servicing Fee Rate                            1.25%
                     Multiplied by months per year                               0.08333333
                                                                           -----------------

                     Basic Servicing Fee                                                           $67,990.47

                     Less: Backup Servicer Fees                                                         $0.00

                     Supplemental Servicing Fees                                                        $0.00
                                                                                                --------------

                     Total of Basic Servicing Fees and Supplemental Servicing Fees                                      $67,990.47
                                                                                                                  =================


                                 Page 7 (1998-D)

                XIII. Information for Preparation of Statements to Noteholders

                      a.         Aggregate principal balance of the Notes as of first
                                 day of Monthly Period
                                               Class A-1 Notes                                                               $0.00
                                               Class A-2 Notes                                                               $0.00
                                               Class A-3 Notes                                                      $32,635,424.46
                                               Class A-4 Notes                                                      $32,635,424.66

                      b.         Amount distributed to Noteholders allocable to principal
                                               Class A-1 Notes                                                               $0.00
                                               Class A-2 Notes                                                               $0.00
                                               Class A-3 Notes                                                       $1,458,355.46
                                               Class A-4 Notes                                                       $1,458,355.45

                      c.         Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                               Class A-1 Notes                                                               $0.00
                                               Class A-2 Notes                                                               $0.00
                                               Class A-3 Notes                                                      $31,177,069.00
                                               Class A-4 Notes                                                      $31,177,069.21

                      d.         Interest distributed to Noteholders
                                               Class A-1 Notes                                                               $0.00
                                               Class A-2 Notes                                                               $0.00
                                               Class A-3 Notes                                                         $157,737.88
                                               Class A-4 Notes                                                         $153,658.46

                      e.         1.  Class A-1 Interest Carryover Shortfall, if any
                                     (and change in amount from preceding statement)                                         $0.00
                                 2.  Class A-2 Interest Carryover Shortfall, if any
                                     (and change in amount from preceding statement)                                         $0.00
                                 3.  Class A-3 Interest Carryover Shortfall, if any
                                     (and change in amount from preceding statement)                                         $0.00
                                 4.  Class A-4 Interest Carryover Shortfall, if any
                                     (and change in amount from preceding statement)                                         $0.00

                      f.         Amount distributed payable out of amounts withdrawn
                                    from or pursuant to:
                                 1.  Reserve Account                                                 $0.00
                                 2.  Spread Account Class A-1 Holdback Subaccount                    $0.00
                                 3.  Claim on the Note Policy                                        $0.00

                      g.         Remaining Pre-Funded Amount                                                                 $1.55

                      h.         Remaining Reserve Amount                                                                    $0.00

                      i.         Amount on deposit on Class A-1 Holdback Subaccount                                          $0.00

                      j.         Prepayment amounts
                                               Class A-1 Prepayment Amount                                                   $0.00
                                               Class A-2 Prepayment Amount                                                   $0.00
                                               Class A-3 Prepayment Amount                                                   $0.00
                                               Class A-4 Prepayment Amount                                                   $0.00

                      k.          Prepayment Premiums
                                               Class A-1 Prepayment Premium                                                  $0.00
                                               Class A-2 Prepayment Premium                                                  $0.00
                                               Class A-3 Prepayment Premium                                                  $0.00
                                               Class A-4 Prepayment Premium                                                  $0.00

                      l.         Total of Basic Servicing Fee, Supplemental Servicing Fees and other
                                    fees, if any, paid by the Trustee on behalf of the Trust                            $67,990.47

                      m.         Note Pool Factors (after giving effect to distributions on the
                                    Distribution Date)
                                               Class A-1 Notes                                                          0.00000000
                                               Class A-2 Notes                                                          0.00000000
                                               Class A-3 Notes                                                          0.56685580
                                               Class A-4 Notes                                                          0.31177069


                                 Page 8 (1998-D)

                 XVI.  Pool Balance and Aggregate Principal Balance

                                  Original Pool Balance at beginning of Monthly Period                              $199,999,998.46
                                  Subsequent Receivables                                                                         --
                                                                                                                   -----------------
                                  Original Pool Balance at end of Monthly Period                                    $199,999,998.46
                                                                                                                   =================

                                  Aggregate Principal Balance as of preceding Accounting Date                        $65,270,847.57
                                  Aggregate Principal Balance as of current Accounting Date                          $62,354,136.66


         Monthly Period Liquidated Receivables                                          Monthly Period Administrative Receivables

                          Loan #                   Amount                                             Loan #                 Amount
                          ------                   ------                                             ------                 ------
            see attached listing                $676,468.34                             see attached listing                     --
                                                      $0.00                                                                   $0.00
                                                      $0.00                                                                   $0.00
                                               -------------                                                                 -------
                                                $676,468.34                                                                   $0.00
                                               =============                                                                 =======

                XVIII. Delinquency Ratio

                       Sum of Principal Balances (as of the Accounting
                          Date) of all Receivables delinquent more than 30
                          days with respect to all or any portion of a
                          Scheduled Payment as of the Accounting Date                         $4,467,227.76

                       Aggregate Principal Balance as of the Accounting Date                 $62,354,136.66
                                                                                          ------------------

                       Delinquency Ratio                                                                                 7.16428452%
                                                                                                                      ==============



       IN WITNESS WHEREOF, I, Cindy A. Barmeier, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                         ARCADIA  FINANCIAL  LTD.

By:                                      By:
   ------------------------------           -----------------------------------
Name: Daniel Radev                       Name: Cindy A. Barmeier
     ------------------------------           ---------------------------------
Title: Assistant Secretary               Title: Assistant Vice President
      ------------------------------           --------------------------------



                                 Page 9 (1998-D)